Exhibit 10.14

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and entered into effective as of December 6, 2013, by and among [i] ALMOST FAMILY, INC., a Delaware corporation (“AFI”), [ii] JPMORGAN CHASE BANK, N.A., a national banking association for itself as a Lender and as Administrative Agent for the Lenders (“Agent”) pursuant to that certain Credit Agreement dated as of December 2, 2010, as modified by a letter agreement dated as of December 10, 2012, entered into in each case among AFI, Agent and the Lenders party thereto (collectively, the “Credit Agreement”; certain capitalized terms used in this Amendment have the meaning set forth for them in the Credit Agreement unless expressly otherwise defined herein), and [iii] EACH OF THE OTHER LENDERS PARTY TO THE CREDIT AGREEMENT.

W I T N E S S E T H:

WHEREAS, AFI requested that the Lenders consent to the acquisition (the “OMNI Acquisition”) by National Health Industries, Inc., a Kentucky corporation (“NHI”), of one hundred percent (100%) of the issued and outstanding shares of capital stock of OMNI Home Health Holdings, Inc., a Delaware corporation (“OMNI”); and

WHEREAS, pursuant to a letter dated October 28, 2013 (“OMNI Consent Letter”), Lenders did consent to the OMNI Acquisition, provided the same is completed on or before December 31, 2013; and

WHEREAS, AFI, Lenders and Agent are entering into this Amendment, as well as the other “Additional Loan Documents” as hereinafter defined, in accordance with the agreement of AFI contained in the OMNI Consent Letter, and as required pursuant to the Credit Agreement, in order that the OMNI Acquisition will be a Permitted Acquisition pursuant to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, it is hereby agreed as follows:

ARTICLE 1.

Amendments to Credit Agreement

AFI, Agent, and Lenders agree that, subject to satisfaction of the conditions stipulated in Article 2 of this Amendment, the Credit Agreement is hereby modified as follows:

1.1                               The last sentence of SECTION 3.01 of the Credit Agreement is amended and restated in its entirety as follows:

Each Subsidiary of Borrower, its state of formation, tax identification number, organizational identification number and the identity of the owner(s) of all of the Equity Interests of each, are set forth in, collectively, Schedule 3.01 and Schedule 3.01 (a).

1.2                               Schedule 3.01 (a) in the form attached to and made a part of this Amendment is added as one of the Schedules to the Credit Agreement.

1.3                               Subsection (e) of ARTICLE VII of the Credit Agreement, which Article is titled “Events of Default”, is amended and restated in its entirety to read as follows:

(e) if either [i] the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document to which it is a party, or [ii] any other Obligor shall fail to perform any covenant, condition, or agreement contained in any Loan Document to which it is a party and, in the case of the circumstances described in the foregoing clauses [i] and [ii], such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

1.4                               Borrower has informed Lenders that, while the organizational documents of SunCrest Home Health of Central FL, LLC, a Florida limited liability company (“Central FL”) that is an indirect 65% owned Subsidiary of Borrower, permit Central FL to grant a security interest in its assets to secure the Obligations, the organizational documents preclude Central FL from guaranteeing payment of the Obligations.  Lenders agree to waive the requirement for Central FL to guarantee payment of the Obligations as part of the Conditions to the Effectiveness set forth in Article 2 of this Amendment; provided, however, that Borrower agrees to cause Central FL to execute a guarantee of payment of the Obligations, in like manner as the Subsidiary Guarantors, on or before sixty (60) days written notice given by the Required Lenders to AFI to do so.

ARTICLE 2.

Conditions to Effectiveness

2.1                               The provisions of Article 1 of this Amendment shall become effective when, and only when, Agent shall have received this Amendment and each of the documents or instruments set forth below (collectively, for purposes of this Amendment, the “Additional Loan Documents”, all of which upon the satisfaction of all the conditions set forth in this Article 2 shall be deemed part of the “Loan Documents” referred to in the Loan Agreement), executed by the each of the parties hereto and the parties thereto where provided, respectively, and in form and substance satisfactory in all respects to Agent in its sole discretion, and when each of the other conditions set forth below has been fulfilled to the satisfaction of Agent:

A.                                    Evidence satisfactory to Agent that the closing of the OMNI Acquisition has occurred and, in conjunction therewith, that any Lien encumbering the assets of OMNI or any OMNI Subsidiary that is not a Permitted Encumbrance has been terminated;

B.                                    A Guaranty Agreement (the “OMNI Guaranty Agreement”) entered into by OMNI and each subsidiary of OMNI (collectively, the “OMNI Subsidaries”), excepting Central FL, containing the absolute, joint and several guarantee of payment by each of them, respectively, of the Obligations, and which shall be supplemental to any and each Guaranty Agreement heretofore given by any other Subsidiary Guarantor;

C.                                    A Pledge of Equity Interests containing the grant to Agent for the ratable benefit of the Lenders, as part of the Collateral for the Obligations in each case, by NHI of one hundred percent (100%) of the issued and outstanding shares of capital stock of OMNI, and by OMNI and the applicable subsidiaries of OMNI of all of the Equity Interests of each OMNI Subsidiary owned by them, respectively, including delivery, in conjunction with or promptly following such pledge, of all certificates evidencing any such ownership and related stock or membership unit powers, as applicable, endorsed by the entity pledging same;

D.                                    A security agreement (“OMNI Security Agreement”) pursuant to which OMNI and each of the OMNI Subsidiaries shall grant to Agent for the ratable benefit of the Lenders a continuing first priority security interest in all of the personal property of each as part of the Collateral for the Obligations, which OMNI Security Agreement shall be supplemental to any other Security Agreement heretofore executed and delivered;

E.                                     An Incumbency Certificate and Certified Copy of Resolutions for AFI, NHI, OMNI and each of the OMNI Subsidiaries, authorizing the execution and delivery of this Agreement and the other Additional Loan Documents to which each is a party, respectively, and including a copy of the organization documents for OMNI and each OMNI Subsidiary, and evidence of the valid existence of each and of AFI and NHI;

F.                                      An opinion of counsel to AFI as to the due authorization, execution, delivery and enforceability of the Additional Loan Documents by and with respect to AFI, NHI, OMNI and each OMNI Subsidiary, and such other matters as Agent reasonably requests;

G.                                    Agent shall receive such other documents, instruments and certificates, if any, as Agent may reasonably request to insure the binding effect in accordance with the terms thereof of the Credit Agreement as modified by this Amendment, and the Additional Loan Documents.

ARTICLE 3.

Other Provisions

3.1                               AFI hereby restates and confirms each of the representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents, as modified by this Amendment, and confirms and agrees that it has no defenses, offsets or counterclaims with respect thereto.  Without limitation of the preceding sentence, AFI represents and warrants that this Amendment and the Additional Loan Documents have been executed and delivered by a representative of AFI and each Subsidiary Guarantor that is a party thereto who is duly authorized to do so and that the same are valid and binding on each.

3.2                               AFI agrees to reimburse Agent for all expenses incurred by Agent and Lenders in connection with the preparation, execution, delivery and performance of this Amendment, including, without limitation, for reasonable fees of legal counsel to Agent.

3.3                               Except as expressly modified by this Amendment, all terms and conditions of the Notes, the Credit Agreement, and the other Loan Documents shall remain in full force and effect as they were immediately prior to the execution and delivery of this Amendment, and those terms and conditions as modified are incorporated herein by this reference and shall govern this Amendment in all respects.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall mean and be deemed a reference to the Credit Agreement as modified by this Amendment.

3.4                               This Amendment may not be modified in any respect except in writing signed by the party charged with such modification.  This Amendment constitutes the final, complete and exclusive agreement among Agent, Lenders and AFI concerning its subject matter and neither the Agent, Lenders nor AFI are relying on any oral agreements or understandings of any nature whatsoever with respect thereto.

3.5                               This Amendment shall be effective notwithstanding that it is executed in counterparts, and a facsimile or other reproduction of a signature of any party to it shall be effective to the same extent as the manual signature of such party, but such party shall furnish its manually signed signature pages to each other party promptly upon request of such other party.

3.6                               This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

< signature pages follow >

(signature page to Second Amendment to Credit Agreement)

IN TESTIMONY WHEREOF, witness the signatures on behalf of AFI, Agent and Lenders effective as of the date first above written.

“AFI”

ALMOST FAMILY, INC., a Delaware corporation

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, President, Principal Financial Officer, Secretary and Treasurer

“Agent” and “Lenders”

JPMORGAN CHASE BANK, N.A., as Agent and for itself as a Lender

By:	/s/ Karen Watson
(signature)

Name:	Karen Watson
(print)

Title:	Authorized Signer

(signature page to Second Amendment to Credit Agreement)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ E. Mark Hardison
(signature)

Name:	E. Mark Hardison
(print)

Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Vera B. McEvoy
(signature)

Name:	Vera B. McEvoy
(print)

Title:	Healthcare Officer

CITIBANK, N.A., as a Lender

By:
(signature)

Name:
(print)

Title:

Attachments

— Schedule 3.01 (a)

Schedule 3.01 (a)

NAME OF ISSUER		JURISDICTION	BENEFICIAL OWNER	TYPE OF INTEREST	CERT. #	NO. SHARES /UNITS OUTSTANDING	% INTEREST OUTSTANDING
1.	OMNI Home Health Holdings, Inc. Tax ID: Org ID: 4508006	Delaware	National Health Industries, Inc.	10 Shares	2	10 shares	100%

2.a	SunCrest Healthcare, Inc. Tax ID: Org ID: 400237	Georgia	OMNI Home Health Holdings, Inc.	Common Stock	55	265,148 shares	100%

2.b	SunCrest Healthcare, Inc. Tax ID: Org ID: 400237	Georgia	OMNI Home Health Holdings, Inc.	B-1 Preferred	B-1-005	90,667 shares	100%

2.c	SunCrest Healthcare, Inc. Tax ID: Org ID: 400237	Georgia	OMNI Home Health Holdings, Inc.	B-2 Preferred	B-2-020	19,708 shares	100%

2.d	SunCrest Healthcare, Inc. Tax ID: Org ID: 400237	Georgia	OMNI Home Health Holdings, Inc.	C Preferred	C-004	40,3856 shares	100%

3.	BGR Acquisition, LLC Tax ID: L06000098860 Org ID: 510606314	Florida	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%

4.	SunCrest Healthcare of Middle TN, LLC Tax ID: Org ID: 000534537	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%

5.	SunCrest Healthcare of East Tennessee, LLC Tax ID: Org ID: 00588238	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%

6.	SunCrest Healthcare of West Tennessee, LLC Tax ID: Org ID: 000559681	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%

7.	SunCrest Companion Services, LLC Tax ID: Org ID: 000588237	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%

8.	SunCrest Home Health of South GA, Inc. Tax ID: Org ID: 3037586	Georgia	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%

9.	SunCrest Outpatient Rehab Services of TN, LLC Tax ID: Org ID: 000603548	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%

10.	SunCrest Outpatient Rehab Services, LLC Tax ID: Org ID: 000563554	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%

11.	SunCrest Home Health of AL, Inc. Tax ID: Org ID: 261-690	Alabama	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%

12.	SunCrest Home Health of Georgia, Inc. Tax ID: Org ID: 2511213	Georgia	SunCrest Healthcare, Inc.	Common Stock	1	100 shares	100%

13.	SunCrest Home Health of Central FL, LLC Tax ID: 272020510 Org ID: L10000022063	Florida	SunCrest Healthcare, Inc.	LLC Interest	1	65	65%

14.	SunCrest Home Health of Nashville, Inc. Tax ID: Org ID: 000627890	Tennessee	SunCrest Healthcare, Inc.	Common Stock	2	1,000 shares	100%

15.	SunCrest Home Health of Manchester, Inc. Tax ID: Org ID: 000642295	Tennessee	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%

16.	SunCrest TeleHealth Services, Inc. Tax ID: Org ID: 000645556	Tennessee	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%

17.	SunCrest Home Health-Southside, LLC Tax ID: Org ID: 4014293	Georgia	SunCrest Home Health of Georgia, Inc.	LLC Interest	1	100	100%

18.	SunCrest LBL Holdings, Inc. Tax ID: Org ID: 000642297	Tennessee	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%

19.	SunCrest Home Health of Claiborne County, Inc. Tax ID: Org ID: 000655066:	Tennessee	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%

20.	SunCrest Home Health of Tampa, LLC Tax ID: 273742788 Org ID: L10000107528	Florida	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%

21.	Trigg County Home Health, Inc. Tax ID: Org ID: 0715426	Kentucky	SunCrest LBL Holdings, Inc.	Common Stock	1	970 shares	97%

22.	Tennessee Nursing Services of Morristown, Inc. Tax ID: Org ID: 000060015	Tennessee	SunCrest Home Health of Claiborne County, Inc.	Common Stock	4	1,000 shares	100%

23.	OMNI Home Health Services, LLC Tax ID: Org ID: 4508002	Delaware	OMNI Home Health Holdings, Inc.	LLC Interest	1	100%	100%

24.	Home Health Agency-Brevard, LLC Tax ID: 200375966 Org ID: L08000043050	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

25.	Home Health Agency — Broward, Inc. Tax ID: 010713878 Org ID: P01000111371	Florida	OMNI Home Health Services, LLC	Common Stock	13	1,000 shares	100%

26.	Home Health Agency — Central Pennsylvania, LLC Tax ID: 201497787 Org ID: L08000043051	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

27.	Home Health Agency — Collier, LLC Tax ID: 200832146 Org ID: L08000043052	Florida (INACTIVE)	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

28.	Home Health Agency — Hillsborough, LLC Tax ID: 593757325 Org ID: L08000043054	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

29.	Home Health Agency — Illinois, LLC Tax ID: 593757324 Org ID: L08000043056	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

30.	Home Health Agency — Indiana, LLC Tax ID: 201408322 Org ID: L08000043055	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

31.	Home Health Agency — Palm Beaches, LLC Tax ID: 010713588 Org ID: L08000043057	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

32.	Home Health Agency — Pennsylvania, LLC Tax ID: 593757322 Org ID: L08000043058	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

33.	Home Health Agency — Philadelphia, LLC Tax ID: 201408427 Org ID: L08000043059	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

34.	Home Health Agency — Pinellas, LLC Tax ID: 593757320 Org ID: L08000043060	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

35.	OMNI Home Health — District 1, LLC Tax ID: 200527436 Org ID: L08000043061	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

36.	OMNI Home Health — District 2, LLC Tax ID: 200527566 Org ID: L08000043062	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

37.	OMNI Home Health — District 4, LLC Tax ID: 201657488 Org ID: L08000043063	Florida	OMNI Home Health Services, LLC	Class B LLC Interest	3	700	70%

38.	OMNI Home Health — Hernando, LLC Tax ID: 593741300 Org ID: L08000043064	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

39.	Omni Home Health — Jacksonville, LLC Tax ID: 593754764 Org ID: L08000043066	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%

40.	OMNI Health Management, LLC Tax ID: 043630085 Org ID: L08000043081	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%